Exhibit 10.16

Loan Agreement

Party A: Tongliao Khorchin State-owned Assets Operation Co., Ltd. (hereinafter referred to as Party A)

Party B: Tongliao Tongyu Aluminum Industry Joint-stock Co., Ltd. (hereinafter referred to as Party B)

In order to support the project construction of Party B, Party A and Party B, with the consent of Khorchin government, reach and observe together the following agreement on the basis of fairness, voluntariness and negotiation.

I. Party B borrows from Party A a loan of RMB two million (¥2,000,000.00) for the purpose of project construction.

II. Time limit of the loan: from the date of payment to September 30, 2009. Upon the expiration of the time limit, Party B guarantees to repay the loan in a lump sum.

III. Party B is obliged to repay to Party A the loan in accordance with this Agreement. If Party B fails to repay as scheduled, Party A will charge Party B interests according to the current lending overdue interest rate of bank.

IV. In order to guarantee that such loan will be recovered normally, Party A agrees to mortgage with the construction-in-progress of Party B (no encumbrance). See the construction-in-progress investment breakdown for details. If Party B fails to pay the loan as scheduled, Party B agrees that Party A may dispose of such construction-in-progress as is listed in the breakdown.

V. The place of execution of this Agreement is Tongliao Khorchin. Any matter uncovered herein may be agreed by both parties otherwise.

VI. This Agreement is in three originals, one for Party A, Party B and Khorchin Bureau of Finance respectively. This Agreement will come into force as of date of execution.

Party A: Tongliao Khorchin State-owned Assets Operation Co., Ltd.

Party A’s Representative:

Tongliao Khorchin State-owned Assets Operation Co., Ltd. (Seal)

Party B: Tongliao Tongyu Aluminum Industry Joint-stock Co., Ltd.

Party B’s Representative:

Tongliao Tongyu Aluminum Industry Joint-stock Co., Ltd. (Seal)

May 12, 2009

Loan Agreement

Party A: Tongliao Khorchin State-owned Assets Operation Co., Ltd. (hereinafter referred to as Party A)

Party B: Tongliao Tongyu Aluminum Industry Joint-stock Co., Ltd. (hereinafter referred to as Party B)

In order to support the project construction of Party B, Party A and Party B, with the consent of Khorchin government, reach and observe together the following agreement on the basis of fairness, voluntariness and negotiation.

I. Party B borrows from Party A a loan of RMB two million (¥2,000,000.00) for the purpose of project construction.

II. Time limit of the loan: from the date of payment to September 30, 2009. Upon the expiration of the time limit, Party B guarantees to repay the loan in a lump sum.

III. Party B is obliged to repay to Party A the loan in accordance with this Agreement. If Party B fails to repay as scheduled, Party A will charge Party B interests according to the current lending overdue interest rate of bank.

IV. In order to guarantee that such loan will be recovered normally, Party A agrees to mortgage with the construction-in-progress of Party B (no encumbrance). See the construction-in-progress investment breakdown for details. If Party B fails to pay the loan as scheduled, Party B agrees that Party A may dispose of such construction-in-progress as is listed in the breakdown.

V. The place of execution of this Agreement is Tongliao Khorchin. Any matter uncovered herein may be agreed by both parties otherwise.

VI. This Agreement is in three originals, one for Party A, Party B and Khorchin Bureau of Finance respectively. This Agreement will come into force as of date of execution.

Party A: Tongliao Khorchin State-owned Assets Operation Co., Ltd.

Party A’s Representative:

Tongliao Khorchin State-owned Assets Operation Co., Ltd. (Seal)

Party B: Tongliao Tongyu Aluminum Industry Joint-stock Co., Ltd.

Party B’s Representative:

Tongliao Tongyu Aluminum Industry Joint-stock Co., Ltd. (Seal)

May 15, 2009

Loan Agreement

Party A: Tongliao Khorchin State-owned Assets Operation Co., Ltd. (hereinafter referred to as Party A)

Party B: Tongliao Tongyu Aluminum Industry Joint-stock Co., Ltd. (hereinafter referred to as Party B)

In order to support the production and development of Party B, Party A and Party B, with the consent of Khorchin government, reach and observe together the following agreement on the basis of fairness, voluntariness and negotiation.

I. Party B borrows from Party A a loan of RMB two million (¥2,000,000.00) for the purpose of production.

II. Time limit of the loan: from the date of payment to September 30, 2009. Upon the expiration of the time limit, Party B guarantees to repay the loan in a lump sum.

III. Party B is obliged to repay to Party A the loan in accordance with this Agreement. If Party B fails to repay as scheduled, Party A will charge Party B interests according to the current lending overdue interest rate of bank.

IV. In order to guarantee that such loan will be recovered normally, Party A agrees to mortgage with the construction-in-progress of Party B (no encumbrance). See the construction-in-progress breakdown for details. If Party B fails to pay the loan as scheduled, Party B agrees that Party A may dispose of such construction-in-progress.

V. The place of execution of this Agreement is Tongliao Khorchin. Any matter uncovered herein may be agreed by both parties otherwise.

VI. This Agreement is in three originals, one for Party A, Party B and Khorchin Bureau of Finance respectively. This Agreement will come into force as of date of execution.

Party A: Tongliao Khorchin State-owned Assets Operation Co., Ltd.

Party A’s Representative:

Tongliao Khorchin State-owned Assets Operation Co., Ltd. (Seal)

Party B: Tongliao Tongyu Aluminum Industry Joint-stock Co., Ltd.

Party B’s Representative:

Tongliao Tongyu Aluminum Industry Joint-stock Co., Ltd. (Seal)

May 19, 2009

Loan Agreement

Party A: Tongliao Khorchin State-owned Assets Operation Co., Ltd. (hereinafter referred to as Party A)

Party B: Tongliao Tongyu Aluminum Industry Joint-stock Co., Ltd. (hereinafter referred to as Party B)

In order to support the production and development of Party B, Party A and Party B, with the consent of Khorchin government, reach and observe together the following agreement on the basis of fairness, voluntariness and negotiation.

I. Party B borrows from Party A a loan of RMB two million (¥2,000,000.00) for the purpose of production.

II. Time limit of the loan: from the date of payment to September 30, 2009. Upon the expiration of the time limit, Party B guarantees to repay the loan in a lump sum.

III. Party B is obliged to repay to Party A the loan in accordance with this Agreement. If Party B fails to repay as scheduled, Party A will charge Party B interests according to the current lending overdue interest rate of bank.

IV. In order to guarantee that such loan will be recovered normally, Party A agrees to mortgage with the construction-in-progress of Party B (no encumbrance). See the construction-in-progress breakdown for details. If Party B fails to pay the loan as scheduled, Party B agrees that Party A may dispose of such construction-in-progress.

V. The place of execution of this Agreement is Tongliao Khorchin. Any matter uncovered herein may be agreed by both parties otherwise.

VI. This Agreement is in three originals, one for Party A, Party B and Khorchin Bureau of Finance respectively. This Agreement will come into force as of date of execution.

Party A: Tongliao Khorchin State-owned Assets Operation Co., Ltd.

Party A’s Representative:

Tongliao Khorchin State-owned Assets Operation Co., Ltd. (Seal)

Party B: Tongliao Tongyu Aluminum Industry Joint-stock Co., Ltd.

Party B’s Representative:

Tongliao Tongyu Aluminum Industry Joint-stock Co., Ltd. (Seal)

May 21, 2009

Loan Agreement

Party A: Tongliao Khorchin State-owned Assets Operation Co., Ltd. (hereinafter referred to as Party A)

Party B: Tongliao Tongyu Aluminum Industry Joint-stock Co., Ltd. (hereinafter referred to as Party B)

In order to support the production and development of Party B, Party A and Party B, with the consent of Khorchin government, reach and observe together the following agreement on the basis of fairness, voluntariness and negotiation.

I. Party B borrows from Party A a loan of RMB eight million (¥8,000,000.00) for the purpose of production.

II. Time limit of the loan: from the date of payment to June 02, 2010. Upon the expiration of the time limit, Party B guarantees to repay the loan in a lump sum.

III. Party B is obliged to repay to Party A the loan in accordance with this Agreement. If Party B fails to repay as scheduled, Party A will charge Party B interests according to the current lending overdue interest rate of bank.

IV. In order to guarantee that such loan will be recovered normally, Party A agrees to mortgage with the construction-in-progress of Party B (no encumbrance). See the construction-in-progress breakdown for details. If Party B fails to pay the loan as scheduled, Party B agrees that Party A may dispose of such construction-in-progress.

V. The place of execution of this Agreement is Tongliao Khorchin. Any matter uncovered herein may be agreed by both parties otherwise.

VI. This Agreement is in three originals, one for Party A, Party B and Khorchin Bureau of Finance respectively. This Agreement will come into force as of date of execution.

Party A: Tongliao Khorchin State-owned Assets Operation Co., Ltd.

Party A’s Representative:

Tongliao Khorchin State-owned Assets Operation Co., Ltd. (Seal)

Party B: Tongliao Tongyu Aluminum Industry Joint-stock Co., Ltd.

Party B’s Representative:

Tongliao Tongyu Aluminum Industry Joint-stock Co., Ltd. (Seal)

June 03, 2009

Loan Agreement

Party A: Tongliao Khorchin State-owned Assets Operation Co., Ltd. (hereinafter referred to as Party A)

Party B: Tongliao Tongyu Aluminum Industry Joint-stock Co., Ltd. (hereinafter referred to as Party B)

In order to support the production and development of Party B, Party A and Party B, with the consent of Khorchin government, reach and observe together the following agreement on the basis of fairness, voluntariness and negotiation.

I. Party B borrows from Party A a loan of RMB five million (¥5,000,000.00) for the purpose of production.

II. Time limit of the loan: from the date of payment to August 02, 2010. Upon the expiration of the time limit, Party B guarantees to repay the loan in a lump sum.

III. Party B is obliged to repay to Party A the loan in accordance with this Agreement. If Party B fails to repay as scheduled, Party A will charge Party B interests according to the current lending overdue interest rate of bank.

IV. In order to guarantee that such loan will be recovered normally, Party A agrees to mortgage with the construction-in-progress of Party B (no encumbrance). See the construction-in-progress breakdown for details. If Party B fails to pay the loan as scheduled, Party B agrees that Party A may dispose of such construction-in-progress.

V. The place of execution of this Agreement is Tongliao Khorchin. Any matter uncovered herein may be agreed by both parties otherwise.

VI. This Agreement is in three originals, one for Party A, Party B and Khorchin Bureau of Finance respectively. This Agreement will come into force as of date of execution.

Party A: Tongliao Khorchin State-owned Assets Operation Co., Ltd.

Party A’s Representative:

Tongliao Khorchin State-owned Assets Operation Co., Ltd. (Seal)

Party B: Tongliao Tongyu Aluminum Industry Joint-stock Co., Ltd.

Party B’s Representative:

Tongliao Tongyu Aluminum Industry Joint-stock Co., Ltd. (Seal)

August 03, 2009

Loan Agreement

Party A: Tongliao Khorchin State-owned Assets Operation Co., Ltd. (hereinafter referred to as Party A)

Party B: Tongliao Tongyu Aluminum Industry Joint-stock Co., Ltd. (hereinafter referred to as Party B)

In order to support the production and development of Party B, Party A and Party B, with the consent of Khorchin government, reach and observe together the following agreement on the basis of fairness, voluntariness and negotiation.

I. Party B borrows from Party A a loan of RMB one million five hundred thousand (¥1,500,000.00) for the purpose of production.

II. Time limit of the loan: from the date of payment to October 31, 2009. Upon the expiration of the time limit, Party B guarantees to repay the loan in a lump sum.

III. Because such loan takes up the employee identification replacement funds of other enterprise transformation, Party B must repay it when it becomes due and payable, or all consequences must be borne by Party B.

IV. The place of execution of this Agreement is Tongliao Khorchin.

V. This Agreement is in three originals, one for Party A, Party B and Khorchin Bureau of Finance respectively. This Agreement will come into force as of date of execution.

Party A: Tongliao Khorchin State-owned Assets Operation Co., Ltd.

Party A’s Representative:

Tongliao Khorchin State-owned Assets Operation Co., Ltd. (Seal)

Party B: Tongliao Tongyu Aluminum Industry Joint-stock Co., Ltd.

Party B’s Representative:

Tongliao Tongyu Aluminum Industry Joint-stock Co., Ltd. (Seal)

September 29, 2009

Loan Agreement

Party A: Tongliao Khorchin State-owned Assets Operation Co., Ltd. (hereinafter referred to as Party A)

Party B: Tongliao Tongyu Aluminum Industry Joint-stock Co., Ltd. (hereinafter referred to as Party B)

In order to support the production and development of Party B, Party A and Party B, with the consent of Khorchin government, reach and observe together the following agreement on the basis of fairness, voluntariness and negotiation.

I. Party B borrows from Party A a loan of RMB one million (¥1,000,000.00) for the purpose of project construction.

II. Time limit of the loan: from the date of payment to December 20, 2010. Upon the expiration of the time limit, Party B guarantees to repay the loan in a lump sum.

III. Party B is obliged to repay to Party A the loan in accordance with this Agreement. If Party B fails to repay as scheduled, Party A will, as of the date of borrowing, charge Party B interests according to the current lending overdue interest rate of bank.

IV. In order to guarantee that such loan will be recovered normally, Party A agrees to mortgage with the construction-in-progress of Party B (no encumbrance). See the construction-in-progress investment breakdown for details. If Party B fails to pay the loan as scheduled, Party B agrees that Party A may dispose of such construction-in-progress as is listed in the breakdown.

V. The place of execution of this Agreement is Tongliao Khorchin. Any matter uncovered herein may be agreed by both parties otherwise.

VI. This Agreement is in three originals, one for Party A, Party B and Khorchin Bureau of Finance respectively. This Agreement will come into force as of date of execution.

Party A: Tongliao Khorchin State-owned Assets Operation Co., Ltd.

Party A’s Representative:

Tongliao Khorchin State-owned Assets Operation Co., Ltd. (Seal)

Party B: Tongliao Tongyu Aluminum Industry Joint-stock Co., Ltd.

Party B’s Representative:

Tongliao Tongyu Aluminum Industry Joint-stock Co., Ltd. (Seal)

June 22, 2010